SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      February 2, 1999
(Date of earliest event reported)  (January 19, 1999)

CTC COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)
          Massachusetts                     0-13627       04-2731202
       (State or other jurisdiction (Commission         (IRS Employer
         of incorporation)          File Number)    Identification No.)

          360 Second Ave., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
 (Registrant's telephone number including area code)

 (Former name or former address if changed since last report)

Item 5.  Other Events

On February 2, 1999, the Registrant issued the following press release:

"New Director Joins CTC Communications Corp.

WALTHAM, Mass.--Feb. 2, 1999--CTC Communications Corp. (NASDAQ:CPTL) today announced that Mr. Carl Redfield has been elected to its Board of Directors effective on January 19, 1999.

Mr. Redfield, a corporate officer of Cisco Systems, Inc. (Nasdaq NNM:CSCO), joined Cisco in August 1993 as Director, Supply/Demand of Manufacturing and became Vice President of Manufacturing in September 1993. Mr. Redfield became Senior Vice President, Manufacturing and Logistics in February 1997. Prior to joining Cisco, he spent eighteen years at Digital Equipment Company, most recently as Group Manufacturing and Logistics Manager of the PC Group. Mr. Redfield also serves as a member of the Board of Directors of VA Research Inc. and Paragon Electronics Inc., both California companies.

Mr. Robert J. Fabbricatore, Chairman of the Board of CTC Communications stated: "CTC is indeed fortunate to obtain the participation of Carl Redfield as a member of CTC's Board of Directors. His welcome addition to the Board further expands the diversity of experience and talent available on the CTC Board of Directors. Mr. Redfield's background and technical experience will be of invaluable assistance in the rapid deployment and expansion of the CTC Integrated Communications Network."

"The growth of the Internet and New World infrastructures has changed the dynamics of advanced data communications solutions for small and medium size business," said Carl Redfield. " Over the next few years, this will drive significant new opportunities for CTC. I look forward to offering my technology and manufacturing expertise and to participate in the anticipated excitement for this market over the next few years."

CTC is a rapidly growing provider of integrated communications solutions to medium and large-sized business customers in the Northeast U.S. It provides an extensive array of voice and data services including local, long distance, frame relay, Internet access, and other advanced data services. The Company markets its service through its 175 member direct sales force located in 25 branch offices throughout Massachusetts, New York, Connecticut, New Hampshire, Vermont, Rhode Island, Maine and Maryland. CTC's headquarters is in Waltham, Massachusetts. CTC can be found on the worldwide web at http://www.ctcnet.com. Investors seeking information on CTC's transition to a facilities-based CLEC strategy are encouraged to visit CTC's web site for the fiscal second quarter conference call notes from the November 5, 1998 investor conference call.

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Form 10-K. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.

CONTACT: CTC Communications Corp.
John D. Pittenger, (781) 466-1302
http//www.ctcnet.com"

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CTC COMMUNICATIONS CORP.
                                         (Registrant)
                                  By: /s/ John D. Pittenger
                                         John D. Pittenger,
                                   Executive Vice President,
                                   Finance and Administration
February 2, 1999